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As filed with the Securities and Exchange Commission on August 9, 2018

File No.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 10

GENERAL FORM FOR REGISTRATION OF SECURITIES
Pursuant to Section 12(b) or (g) of the Securities Exchange Act of 1934

Equitrans Midstream Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation or organization)	83-0516635 (I.R.S. employer identification number)
2200 Energy Drive Canonsburg, PA (Address of principal executive offices)	15317 (Zip code)

(724) 271-7200
(Registrant's telephone number, including area code)

Securities to be registered pursuant to Section 12(b) of the Act

Title of each class to be so registered	Name of each exchange on which each class is to be registered
Common stock, no par value	New York Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Act: None

        Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of "large accelerated filer," "accelerated filer," "smaller reporting company," and "emerging growth company" in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☒ (Do not check if a smaller reporting company)	Smaller reporting company ☐ Emerging growth company ☐

        If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 EQUITRANS MIDSTREAM CORPORATION
INFORMATION REQUIRED IN REGISTRATION STATEMENT
CROSS-REFERENCE SHEET BETWEEN INFORMATION STATEMENT
AND ITEMS OF FORM 10

        This Registration Statement on Form 10 incorporates by reference information contained in the information statement filed herewith as Exhibit 99.1. The cross-reference sheet below identifies where the items required by Form 10 can be found in the information statement.

Item 1.    Business.

        The information required by this item is contained under the sections of the information statement entitled "Information Statement Summary," "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Business," "Certain Relationships and Related Person Transactions" and "Where You Can Find More Information." Those sections are incorporated herein by reference.

Item 1A.    Risk Factors.

        The information required by this item is contained under the section of the information statement entitled "Risk Factors." That section is incorporated herein by reference.

Item 2.    Financial Information.

        The information required by this item is contained under the sections of the information statement entitled "Unaudited Pro Forma Condensed Combined Financial Statements," "Selected Historical Combined Consolidated Financial Data" and "Management's Discussion and Analysis of Financial Condition and Results of Operations." Those sections are incorporated herein by reference.

Item 3.    Properties.

        The information required by this item is contained under the section of the information statement entitled "Business—Properties." That section is incorporated herein by reference.

Item 4.    Security Ownership of Certain Beneficial Owners and Management.

        The information required by this item is contained under the section of the information statement entitled "Security Ownership of Certain Beneficial Owners and Management." That section is incorporated herein by reference.

Item 5.    Directors and Executive Officers.

        The information required by this item is contained under the section of the information statement entitled "Management." That section is incorporated herein by reference.

Item 6.    Executive Compensation.

        The information required by this item is contained under the sections of the information statement entitled "Executive Compensation," "Management—Compensation Committee Interlocks and Insider Participation" and "Director Compensation." Those sections are incorporated herein by reference.

Item 7.    Certain Relationships and Related Transactions.

        The information required by this item is contained under the sections of the information statement entitled "Management" and "Certain Relationships and Related Person Transactions." Those sections are incorporated herein by reference.

Item 8.    Legal Proceedings.

        The information required by this item is contained under the section of the information statement entitled "Business—Legal Proceedings." That section is incorporated herein by reference.

Item 9.    Market Price of, and Dividends on, the Registrant's Common Equity and Related Stockholder Matters.

        The information required by this item is contained under the sections of the information statement entitled "Dividend Policy," "Capitalization," "The Separation and Distribution" and "Description of Equitrans Midstream Corporation's Capital Stock." Those sections are incorporated herein by reference.

Item 10.    Recent Sales of Unregistered Securities.

        The information required by this item is contained under the sections of the information statement entitled "Description of Material Indebtedness" and "Description of Equitrans Midstream Corporation's Capital Stock—Sale of Unregistered Securities." Those sections are incorporated herein by reference.

Item 11.    Description of Registrant's Securities to Be Registered.

        The information required by this item is contained under the sections of the information statement entitled "Dividend Policy," "The Separation and Distribution" and "Description of Equitrans Midstream Corporation's Capital Stock." Those sections are incorporated herein by reference.

Item 12.    Indemnification of Directors and Officers.

        The information required by this item is contained under the section of the information statement entitled "Description of Equitrans Midstream Corporation's Capital Stock—Limitations on Liability, Indemnification of Officers and Directors, and Insurance." That section is incorporated herein by reference.

Item 13.    Financial Statements and Supplementary Data.

        The information required by this item is contained under the section of the information statement entitled "Index to Financial Statements" and the financial statements referenced therein. That section is incorporated herein by reference.

Item 14.    Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

        None.

Item 15.    Financial Statements and Exhibits.

(a)
Financial Statements

        The information required by this item is contained under the section of the information statement entitled "Index to Financial Statements" and the financial statements referenced therein. That section is incorporated herein by reference.

(b)
Exhibits

Exhibits	Description	Method of Filing
2.1	Form of Separation and Distribution Agreement by and between EQT Corporation and Equitrans Midstream Corporation.	To be filed by amendment.
2.2	Form of Transition Services Agreement by and between EQT Corporation and Equitrans Midstream Corporation.	To be filed by amendment.
2.3	Form of Tax Matters Agreement by and between EQT Corporation and Equitrans Midstream Corporation.	To be filed by amendment.
2.4	Form of Employee Matters Agreement by and between EQT Corporation and Equitrans Midstream Corporation.	To be filed by amendment.
3.1	Form of Amended and Restated Articles of Incorporation of Equitrans Midstream Corporation.	To be filed by amendment.
3.2	Form of Amended and Restated Bylaws of Equitrans Midstream Corporation.	To be filed by amendment.
4.1	Indenture, dated as of August 1, 2014, by and among EQT Midstream Partners, LP, as issuer, the subsidiaries of EQT Midstream Partners, LP party thereto, and The Bank of New York Mellon Trust Company, N.A., as trustee.	Incorporated herein by reference to Exhibit 4.1 to EQT Midstream Partners, LP's Form 8-K (#001-35574) filed on August 1, 2014.
4.2	First Supplemental Indenture, dated as of August 1, 2014, by and among EQT Midstream Partners, LP, as issuer, the subsidiaries of EQT Midstream Partners, LP party thereto, and The Bank of New York Mellon Trust Company, N.A., as trustee.	Incorporated herein by reference to Exhibit 4.2 to EQT Midstream Partners, LP's Form 8-K (#001-35574) filed on August 1, 2014.
4.3	Second Supplemental Indenture, dated as of November 4, 2016, by and between EQT Midstream Partners, LP, as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee.	Incorporated herein by reference to Exhibit 4.2 to EQT Midstream Partners, LP's Form 8-K (#001-35574) filed on November 4, 2016.
4.4	Third Supplemental Indenture, dated as of June 25, 2018, by and between EQT Midstream Partners, LP, as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee.	Incorporated herein by reference to Exhibit 4.2 to EQT Midstream Partners, LP's Form 8-K (#001-35574) filed on June 25, 2018.
4.5	Fourth Supplemental Indenture, dated as of June 25, 2018, by and between EQT Midstream Partners, LP, as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee.	Incorporated herein by reference to Exhibit 4.4 to EQT Midstream Partners, LP's Form 8-K (#001-35574) filed on June 25, 2018.

Exhibits	Description	Method of Filing
4.6	Fifth Supplemental Indenture, dated as of June 25, 2018, by and between EQT Midstream Partners, LP, as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee.	Incorporated herein by reference to Exhibit 4.6 to EQT Midstream Partners, LP's Form 8-K (#001-35574) filed on June 25, 2018.
4.7	Form of Shareholder and Registration Rights Agreement by and between Equitrans Midstream Corporation and EQT Corporation.	To be filed by amendment.
10.1	Certificate of Limited Partnership of EQT GP Holdings, LP.	Incorporated herein by reference to Exhibit 3.1 to EQT GP Holdings, LP's Form S-1 Registration Statement (#333-202053) filed on February 12, 2015.
10.2	First Amended and Restated Agreement of Limited Partnership of EQT GP Holdings, LP, dated as of May 15, 2015.	Incorporated herein by reference to Exhibit 3.1 to EQT GP Holdings, LP's Form 8-K (#001-37380) filed on May 15, 2015.
10.3	Amendment No. 1 to the First Amended and Restated Agreement of Limited Partnership of EQT GP Holdings, LP, dated December 7, 2017.	Incorporated herein by reference to Exhibit 3.1 to EQT GP Holdings, LP's Form 8-K (#001-37380) filed on December 8, 2017.
10.4	Certificate of Formation of EQT GP Services, LLC.	Incorporated herein by reference to Exhibit 3.3 to EQT GP Holdings, LP's Form S-1 Registration Statement (#333-202053) filed on February 12, 2015.
10.5	First Amended and Restated Limited Liability Company Agreement of EQT GP Services, LLC, dated as of May 15, 2015.	Incorporated herein by reference to Exhibit 3.2 to EQT GP Holdings, LP's Form 8-K (#001-37380) filed on May 15, 2015.
10.6	Certificate of Limited Partnership of EQT Midstream Partners, LP.	Incorporated herein by reference to Exhibit 3.1 to EQT Midstream Partners, LP's Form S-1 Registration Statement (#333-179487) filed on February 13, 2012.
10.7	First Amended and Restated Agreement of Limited Partnership of EQT Midstream Partners, LP, dated as of July 2, 2012.	Incorporated herein by reference to Exhibit 3.2 to EQT Midstream Partners, LP's Form 8-K (#001-35574) filed on July 2, 2012.
10.8	Amendment No. 1 to the First Amended and Restated Agreement of Limited Partnership of EQT Midstream Partners, LP, dated as of July 24, 2014.	Incorporated herein by reference to Exhibit 3.1 to EQT Midstream Partners, LP's Form 10-Q (#001-35574) for the quarterly period ended June 30, 2014.
10.9	Amendment No. 2 to the First Amended and Restated Agreement of Limited Partnership of EQT Midstream Partners, LP, dated as of July 23, 2015.	Incorporated herein by reference to Exhibit 3.1 to EQT Midstream Partners, LP's Form 10-Q (#001-35574) for the quarterly period ended June 30, 2015.
10.10	Amendment No. 3 to the First Amended and Restated Agreement of Limited Partnership of EQT Midstream Partners, LP, dated as of December 7, 2017.	Incorporated herein by reference to Exhibit 3.1 to EQT Midstream Partners, LP's Form 8-K (001-35574) filed on December 8, 2017.

Exhibits	Description	Method of Filing
10.11	Certificate of Formation of EQT Midstream Services, LLC.	Incorporated herein by reference to Exhibit 3.3 to EQT Midstream Partners, LP's Form S-1 Registration Statement (#333-179487) filed on February 13, 2012.
10.12	Third Amended and Restated Limited Liability Company Agreement of EQT Midstream Services, LLC, dated as of May 15, 2015.	Incorporated herein by reference to Exhibit 3.1 to EQT Midstream Partners, LP's Form 8-K (#001-35574) filed on May 15, 2015.
10.13	Form of Equitrans Midstream Corporation Long-Term Incentive Plan.	To be filed by amendment.
10.14	Form of Equitrans Midstream Corporation Award Agreement.	To be filed by amendment.
10.15	Form of Equitrans Midstream Corporation Director and/or Executive Officer Indemnification Agreement.	To be filed by amendment.
10.16	Second Amended and Restated Credit Agreement, dated as of July 31, 2017, by and among EQT Midstream Partners, LP, Wells Fargo Bank, National Association, as Administrative Agent, Swing Line Lender and an L/C Issuer, and the other lenders party thereto.	Incorporated herein by reference to Exhibit 10.1 to EQT Midstream Partners, LP's Form 8-K (#001-35574) filed on August 3, 2017.
10.17	EQT GP Services, LLC 2015 Long-Term Incentive Plan, dated as of May 15, 2015.	Incorporated herein by reference to Exhibit 10.3 to EQT GP Holdings, LP's Form 8-K (#001-37380) filed on May 15, 2015.
10.18	Form of EQT GP Holdings, LP Phantom Unit Award Agreement.	Incorporated herein by reference to Exhibit 10.5 to Amendment No. 1 to EQT GP Holdings, LP's Form S-1 Registration Statement (#333-202053) filed on April 1, 2015.
10.19	Form of EQT GP Services, LLC Director and/or Executive Officer Indemnification Agreement.	Incorporated herein by reference to Exhibit 10.3 to Amendment No. 1 to EQT GP Holdings, LP's Form S-1 Registration Statement (#333-202053) filed on April 1, 2015.
10.20	EQT Midstream Services, LLC 2012 Long-Term Incentive Plan, dated as of July 2, 2012.	Incorporated herein by reference to Exhibit 10.5 to EQT Midstream Partners, LP's Form 8-K (#001-35574) filed on July 2, 2012.
10.21	Form of EQT Midstream Partners, LP Phantom Unit Award Agreement.	Incorporated herein by reference to Exhibit 10.6 to Amendment No. 2 to EQT Midstream Partners, LP's Form S-1 Registration Statement (#333-179487) filed on May 10, 2012.
10.22	Form of EQT Midstream Services, LLC Director and/or Executive Officer Indemnification Agreement.	Incorporated herein by reference to Exhibit 10.15 to Amendment No. 3 to EQT Midstream Partners, LP's Form S-1 Registration Statement (#333-179487) filed on June 5, 2012.

Exhibits	Description	Method of Filing
10.23	Form of Omnibus Agreement by and among Equitrans Midstream Corporation, EQT GP Services, LLC and EQT GP Holdings, LP.	To be filed by amendment.
10.24	Form of Omnibus Agreement by and among Equitrans Midstream Corporation, EQT Midstream Services, LLC and EQT Midstream Partners, LP.	To be filed by amendment.
10.25	Form of Secondment Agreement by and between Equitrans Midstream Corporation and EQT Midstream Partners, LP.	To be filed by amendment.
10.26	Sublease Agreement, effective as of March 1, 2011, by and between Equitrans, L.P. and EQT Production Company.	Incorporated herein by reference to Exhibit 10.12 to Amendment No. 2 to EQT Midstream Partners, LP's Form S-1 Registration Statement (#333-179487) filed on May 10, 2012.
10.27	Amendment of Sublease Agreement, dated as of April 5, 2012, by and between Equitrans, L.P. and EQT Production Company.	Incorporated herein by reference to Exhibit 10.13 to Amendment No. 2 to EQT Midstream Partners, LP's Form S-1 Registration Statement (#333-179487) filed on May 10, 2012.
10.28	EQT Guaranty dated as of April 25, 2012, executed by EQT Corporation in favor of Equitrans, L.P.	Incorporated herein by reference to Exhibit 10.11 to Amendment No. 2 to EQT Midstream Partners, LP's Form S-1 Registration Statement (#333-179487) filed on May 10, 2012.
10.29	Transportation Service Agreement Applicable to Firm Transportation Service Under Rate Schedule FTS, Contract No. EQTR 18679-852, dated as of December 20, 2013, by and between Equitrans, L.P. and EQT Energy, LLC.	Incorporated herein by reference to Exhibit 10.16 to EQT Midstream Partners, LP's Form 10-K (#001-35574) for the year ended December 31, 2013.
10.30	Transportation Service Agreement Applicable to Firm Transportation Service Under Rate Schedule FTS, Contract No. EQTR 20242-852, dated as of September 24, 2014, by and between Equitrans, L.P. and EQT Energy, LLC.	Incorporated herein by reference to Exhibit 10.5 to EQT Midstream Partners, LP's Form 10-Q (#001-35574) for the quarterly period ended September 30, 2015.
10.31	Transportation Service Agreement Applicable to Firm Transportation Service Under Rate Schedule FTS, Contract No. CW2250463-1296, dated as of January 8, 2016, as amended through December 20, 2017, by and between Equitrans, L.P. and EQT Energy, LLC.	Incorporated herein by reference to Exhibit 10.13 to EQT Midstream Partners, LP's Form 10-K (#001-35574) for the year ended December 31, 2017.
10.32	Jupiter Gas Gathering Agreement, effective as of May 1, 2014, by and among EQT Production Company and EQT Energy, LLC, on the one hand, and EQM Gathering Opco, LLC (as assignee of EQT Gathering, LLC), on the other hand.	To be filed by amendment.

Exhibits	Description	Method of Filing
10.33	Amendment No. 1 to Jupiter Gas Gathering Agreement, dated as of December 17, 2014, by and among EQT Production Company and EQT Energy, LLC, on the one hand, and EQM Gathering Opco, LLC, on the other hand.	Incorporated herein by reference to Exhibit 10.24(b) to EQT Midstream Partners, LP's Form 10-K (#001-35574) for the year ended December 31, 2015.
10.34	Amendment No. 2 to Jupiter Gas Gathering Agreement, dated as of October 26, 2015, by and among EQT Production Company and EQT Energy, LLC, on the one hand, and EQM Gathering Opco, LLC, on the other hand.	To be filed by amendment.
10.35	Amendment No. 3 to Jupiter Gas Gathering Agreement, dated as of August 1, 2016, by and among EQT Production Company and EQT Energy, LLC, on the one hand, and EQM Gathering Opco, LLC, on the other hand.	To be filed by amendment.
10.36	Amendment No. 4 to Jupiter Gas Gathering Agreement, dated as of June 1, 2017, by and among EQT Production Company and EQT Energy, LLC, on the one hand, and EQM Gathering Opco, LLC, on the other hand.	Incorporated herein by reference to Exhibit 10.2 to EQT Midstream Partners, LP's Form 10-Q (#001-35574) for the quarterly period ended June 30, 2017.
10.37	Amendment No. 5 to Jupiter Gas Gathering Agreement, dated as of October 1, 2017, by and among EQT Production Company and EQT Energy, LLC, on the one hand, and EQM Gathering Opco, LLC, on the other hand.	To be filed by amendment.
10.38	Gas Gathering Agreement for the Mercury, Pandora, Pluto and Saturn Gas Gathering Systems, effective as of March 1, 2015, by and among EQT Production Company and EQT Energy, LLC, on the one hand, and EQM Gathering Opco, LLC (as assignee of EQT Gathering, LLC), on the other hand.	To be filed by amendment.
10.39	Amendment No. 1 to Gas Gathering Agreement for the Mercury, Pandora, Pluto and Saturn Gas Gathering Systems, dated as of September 18, 2015, by and among EQT Production Company and EQT Energy, LLC, on the one hand, and EQM Gathering Opco, LLC, on the other hand.	Incorporated herein by reference to Exhibit 10.25(b) to EQT Midstream Partners, LP's Form 10-K (#001-35574) for the year ended December 31, 2015.
10.40	Amendment No. 2 to Gas Gathering Agreement for the Mercury, Pandora, Pluto and Saturn Gas Gathering Systems, dated as of March 30, 2017, by and among EQT Production Company and EQT Energy, LLC, on the one hand, and EQM Gathering Opco, LLC, on the other hand.	To be filed by amendment.

Exhibits	Description	Method of Filing
10.41	Gas Gathering Agreement for the WG-100 Gas Gathering System, effective as of March 1, 2015, by and among EQT Production Company and EQT Energy, LLC, on the one hand, and EQM Gathering Opco, LLC (as assignee of EQT Gathering, LLC), on the other hand.	To be filed by amendment.
10.42	Amendment No. 1 to Gas Gathering Agreement for the WG-100 Gas Gathering System, dated as of April 1, 2017, by and among EQT Production Company and EQT Energy, LLC, on the one hand, and EQM Gathering Opco, LLC, on the other hand.	Incorporated herein by reference to Exhibit 10.1 to EQT Midstream Partners, LP's Form 10-Q (#001-35574) for the quarterly period ended June 30, 2017.
10.43	Gas Gathering and Compression Agreement, dated as of December 22, 2014, by and among Rice Drilling B LLC, Rice Midstream Partners LP and Alpha Shale Resources LP.	Incorporated herein by reference to Exhibit 10.3 to Rice Midstream Partners LP's Form 8-K (#001-36789) filed on December 22, 2014.
10.44	Sixth Amended and Restated Cracker Jack Gas Gathering Agreement, dated as of February 28, 2017, by and among Rice Poseidon Midstream LLC, EQT Energy, LLC and EQT Production Company.	To be filed by amendment.
10.45	Second Amended and Restated Gas Gathering and Compression Agreement, dated as of March 31, 2017, by and between Rice Drilling D LLC and Rice Olympus Midstream LLC.	To be filed by amendment.
10.46	Amended and Restated Water Services Agreement, dated as of November 4, 2015, by and between Rice Drilling D LLC and Rice Water Services (PA) LLC.	Incorporated herein by reference to Exhibit 10.2 to Rice Midstream Partners LP's Form 8-K (#001-36789) filed on November 5, 2015.
10.47	Amended and Restated Water Services Agreement, dated as of November 4, 2015, by and between Rice Drilling D LLC and Rice Water Services (OH) LLC.	Incorporated herein by reference to Exhibit 10.3 to Rice Midstream Partners LP's Form 8-K (#001-36789) filed on November 5, 2015.
10.48	Third Amended and Restated Limited Liability Company Agreement of Mountain Valley Pipeline, LLC, dated as of April 6, 2018, by and among MVP Holdco, LLC, US Marcellus Gas Infrastructure, LLC, WGL Midstream, Inc., Con Edison Gas Pipeline and Storage, LLC, RGC Midstream, LLC and Mountain Valley Pipeline, LLC.	To be filed by amendment.
10.49	Second Amended and Restated Gas Gathering and Compression Agreement, dated as of March 31, 2017, by and between Rice Drilling D LLC and Rice Olympus LLC.	To be filed by amendment.

Exhibits	Description	Method of Filing
10.50	First Amendment to Gas Gathering and Compression Agreement, effective as of October 17, 2018, by and among Rice Drilling D LLC, Alpha Shale Resources LP and Rice Midstream Partners LP.	To be filed by amendment.
10.51	Form of Working Capital Loan Agreement between Equitrans Midstream Corporation and EQT GP Holdings, LP.	To be filed by amendment.
21.1	List of Subsidiaries of Equitrans Midstream Corporation.	To be filed by amendment.
99.1	Information Statement of Equitrans Midstream Corporation, preliminary and subject to completion, dated August 9, 2018.	Filed herewith as Exhibit 99.1.

 SIGNATURES

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Equitrans Midstream Corporation
By:	/s/ ROBERT J. MCNALLY
	Name:	Robert J. McNally
	Title:	President

Date: August 9, 2018

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EQUITRANS MIDSTREAM CORPORATION INFORMATION REQUIRED IN REGISTRATION STATEMENT CROSS-REFERENCE SHEET BETWEEN INFORMATION STATEMENT AND ITEMS OF FORM 10
  Item 1. Business .
  Item 1A. Risk Factors .
  Item 2. Financial Information .
  Item 3. Properties .
  Item 4. Security Ownership of Certain Beneficial Owners and Management .
  Item 5. Directors and Executive Officers .
  Item 6. Executive Compensation .
  Item 7. Certain Relationships and Related Transactions .
  Item 8. Legal Proceedings .
  Item 9. Market Price of, and Dividends on, the Registrant's Common Equity and Related Stockholder Matters .
  Item 10. Recent Sales of Unregistered Securities .
  Item 11. Description of Registrant's Securities to Be Registered .
  Item 12. Indemnification of Directors and Officers .
  Item 13. Financial Statements and Supplementary Data .
  Item 14. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure .
  Item 15. Financial Statements and Exhibits .
SIGNATURES